        As filed with the Securities and Exchange Commission on November 7, 2000
                                                      Registration No. 333-41748
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                               COMMERCE ONE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

            DELAWARE                                      7372
(STATE OR OTHER JURISDICTION OF                 (PRIMARY STANDARD INDUSTRIAL
INCORPORATION OR ORGANIZATION)                   CLASSIFICATION CODE NUMBER)

                               4440 ROSEWOOD DRIVE
                              PLEASANTON, CA 94588
                                 (925) 520-6000
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                             ROBERT M. TARKOFF, ESQ.
                   SENIOR VICE PRESIDENT, GENERAL COUNSEL AND
                                   SECRETARY
                               COMMERCE ONE, INC.
                               4440 ROSEWOOD DRIVE
                              PLEASANTON, CA 94588
                                 (925) 520-6000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:
                            N. ANTHONY JEFFRIES, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                            ------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

================================================================================

                          DEREGISTRATION OF SECURITIES


         A Registration Statement on Form S-3 (Registration No. 333-41748), was originally filed with the U.S. Securities and Exchange Commission on July 19, 2000 and amended on July 21, 2000 by the Registrant (the "Registration Statement"), and became effective on July 31, 2000. The offering of securities for resale by certain selling stockholders named in the Registration Statement has been terminated.

         The total number of shares of the Registrant's common stock registered under the Registration Statement was 4,916,434. The total number of shares of common stock resold pursuant to the Registration Statement was 2,943,213, with 1,973,221 registered shares of common stock remaining unsold at the termination of the offering.

         Pursuant to the undertaking of the Registrant contained in the section in Part II, Item 17 of the Registration Statement entitled "Undertakings," the Registrant hereby requests that the 1,973,221 unsold shares be removed from registration by means of this Post-Effective Amendment No. 1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pleasanton, State of California, on this 7th day of November, 2000.

                                              COMMERCE ONE, INC.


                                              By:   /s/ Mark B. Hoffman
                                                 -------------------------------
                                                   Mark B. Hoffman
                                                   Chairman of the Board and
                                                   Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the registration statement has been signed below by the following persons on behalf of Commerce One, Inc. and in the capacities and on the dates indicated:

                SIGNATURE                                        TITLE                                   DATE
------------------------------------------     ----------------------------------------------    ---------------------
              /s/ Mark B. Hoffman                 Chairman of the Board and Chief Executive        November 7, 2000
------------------------------------------        Officer (Principal Executive Officer)
                Mark B. Hoffman


                      *
------------------------------------------        Vice Chairman of the Board and President         November 7, 2000
               Robert M. Kimmitt


              /s/ Peter F. Pervere                Senior Vice President and Chief Financial
------------------------------------------        Officer (Principal Financial and                 November 7, 2000
                Peter F. Pervere                  Accounting Officer)


                      *
------------------------------------------        Director                                         November 7, 2000
                 John V. Balen


                      *
------------------------------------------        Director                                         November 7, 2000
               William B. Elmore



------------------------------------------        Director
              David H. J. Furniss



------------------------------------------        Director
               Kenneth C. Gardner


                       *
------------------------------------------        Director                                         November 7, 2000
             Thomas J. Gonzales, II


                       *
------------------------------------------        Director                                         November 7, 2000
               William J. Harding

                                       2



                       *
------------------------------------------        Director                                         November 7, 2000
                Noriyoshi Osumi


------------------------------------------        Director
                Larry W. Sonsini



------------------------------------------        Director
                Jay M. Tenenbaum


                      *
------------------------------------------        Director                                         November 7, 2000
               Jeffrey T. Webber



* By: /s/     Robert M. Tarkoff, Esq.
     ----------------------------------
              Robert M. Tarkoff, Esq.
              Attorney-in-fact


                                       3